                                                                    Exhibit 99.2

Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, filed herewith.

                          Armstrong Holdings, Inc. and
                        Armstrong World Industries, Inc.
                                (the "Companies")

                  Written Statement by Chief Financial Officer
              Pursuant to Section 906 of Sarbanes-Oxley Act of 2002

I certify to the best of my knowledge and belief that the Companies' Form 10-K annual report containing their respective financial statements for the fiscal year ended December 31, 2002 fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, and that information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Companies as of that date.

/s/ Leonard A. Campanaro
---------------------------
Leonard A. Campanaro
Chief Financial Officer
Armstrong Holdings, Inc. and
Armstrong World Industries, Inc.

Dated: March 19, 2003